EX-32.2 5 formcap_ex3202.htm CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906

EXHIBIT 32 .02

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of FormCap Corp. (the "Company") on Form 10-Q for the year ended March 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),

I, Bradley Moynes, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: October 15, 2015

Signature: /s/ Bradley Moynes

Bradley Moynes

Chief Financial Officer